                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, the undersigned officers and directors of BIONX Implants, Inc. desire to Authorize Gerard S. Carlozzi and Drew Karazin to act as their attorneys-in-fact- and agents, for the purpose of executing and filing the Company's 10-K,

         NOW, THEREFORE,

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerard S. Carlozzi and Drew Karazin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the Company's 10-K for the year ended December 31, 2000, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 29th day of March, 2001.

             SIGNATURES                                           TITLE
/s/ Gerard S. Carlozzi                            President, Chief Executive Officer and
- -------------------------------------             Director
Gerard S. Carlozzi

 /s/ David J Bershad                              Director
- -------------------------------------
 David J. Bershad

/s/ Anthony J. Dimun                              Director
- -------------------------------------
Anthony J. Dimun

/s/ Pertti Tormala                                Director
- -------------------------------------
Pertti Tormala

/s/ Terry D. Wall                                 Director
- -------------------------------------
Terry D. Wall

/s/ Drew Karazin                                  Vice President, Finance and Chief
- -------------------------------------             Financial Officer
Drew Karazin